UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2025
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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200 Oceangate, Suite 100,	Long Beach,	California	90802
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (562) 435-3666
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 30, 2025, as further described in Item 5.07 below, the stockholders of Molina Healthcare, Inc. (the “Company”) approved the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The 2025 Plan previously had been approved, subject to stockholder approval, by the Company's Board of Directors.

A summary of the material terms of the 2025 Plan is set forth in “Proposal 4, Approval of the Molina Healthcare, Inc. 2025 Equity Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 17, 2025. That summary and the foregoing description of the 2025 Plan are qualified in their entirety by reference to the text of the 2025 Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 30, 2025, the Company held its Annual Meeting. As of the close of business on March 7, 2025 (the “Record Date”), a total of 54,699,859 shares of the Company’s common stock (the “Common Stock”) were issued and outstanding. At the Annual Meeting, holders of 46,818,689 shares of Common Stock, or 85.6% of shares outstanding on the Record Date, were represented in person or by proxy, constituting a quorum.

With regard to Proposal No. 1, for the election of the nine directors named below to hold office until the 2026 annual meeting, the stockholders voted as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Barbara L. Brasier	44,368,065	589,798	12,055	1,848,771
Leo P. Grohowski	44,750,210	206,040	13,668	1,848,771
Stephen H. Lockhart	44,845,868	112,238	11,812	1,848,771
Steven J. Orlando	42,139,712	2,758,787	71,419	1,848,771
Ronna E. Romney	40,038,425	4,742,279	189,214	1,848,771
Richard M. Schapiro	44,841,652	116,684	11,582	1,848,771
Dale B. Wolf	37,706,494	7,152,237	111,187	1,848,771
Richard C. Zoretic	44,852,360	105,734	11,824	1,848,771
Joseph M. Zubretsky	44,749,858	207,415	12,645	1,848,771
With regard to Proposal No. 2, for the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,249,700	26,653,672	66,546	1,848,771
With regard to Proposal No. 3, for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,537,825	2,269,161	11,703	0
With regard to Proposal No. 4, for the approval of the Company’s 2025 Equity Incentive Plan, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,316,332	1,641,319	12,267	1,848,771
With regard to Proposal No. 5, for the stockholder proposal regarding the ability of stockholders holding 10% of the Company’s outstanding stock to call a special stockholders meeting, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,991,528	13,927,373	51,017	1,848,771
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits:

Exhibit No.	Description
10.1	Molina Healthcare, Inc. 2025 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	May 1, 2025	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary